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                                 FIRST AMENDMENT
                                       TO
                           LOAN AND SECURITY AGREEMENT

         This First Amendment to Loan and Security Agreement (this "Amendment") is entered into as of March 5, 1998 by and between Silicon Valley Bank ("Bank") and ObjectSpace, Inc. ("Borrower").


                                    RECITALS

         Borrower and Bank are parties to that certain Loan and Security Agreement dated as of February 9, 1998 (the "Agreement"). Borrower and Bank desire to make certain changes to the Agreement, subject to the terms of this Amendment.

         NOW, THEREFORE, the parties agree as follows:

         1. Bank and Borrower agree that the accounts receivable shown on Borrower's monthly financial statements, prepared as of the last day of the calendar month, and delivered to Bank in accordance with the Agreement, shall not include accrued revenue. Further, the definition of "Quick Assets" is hereby deleted in its entirety and replaced with the following:

                  "Quick Assets" means, as of any applicable date, the consolidated cash, cash equivalents, accounts receivable and investments with maturities of fewer than ninety (90) days of Borrower determined in accordance with GAAP. Accrued revenue will not be classified as an account receivable for purposes of calculating Quick Assets.

         2. Bank and Borrower agree that the Borrowing Base Certificate and the aged listings of accounts receivable and accounts payable delivered to Bank by Borrower in accordance with and pursuant to Section 6.3 of the Agreement will include, as accounts receivable, that accrued revenue for services that were performed by Borrower during the previous month and billed within ten (10) days after the last day of the month in which the services were performed. Therefore, pursuant to Section 6.3 of the Agreement, if no Overadvance is outstanding, Borrower shall deliver to Bank the Borrowing Base Certificate, together with aged listings of accounts receivable and accounts payable within twenty (20) days after the last day of each month; provided, however, the cut-off for the calculation of accounts receivable and accounts payable shall be the tenth (10th) day of the month in which the Borrowing Base Certificate and aged listing of accounts receivable and accounts payable are delivered to Bank by Borrower.

         3. Unless otherwise defined, all capitalized terms in this Amendment shall be as defined in the Agreement. As amended hereby, the Agreement remains in full force and effect.

         4. Borrower represents and warrants that the Representations and Warranties contained in the Agreement are true and correct as of the date of this Amendment.

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         5. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

         6. As a condition to the effectiveness of this Amendment, Borrower shall reimburse Bank for the Bank Expenses incurred in connection with this Amendment.

         IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.


                                          OBJECTSPACE, INC.

                                          By:     /s/ DEBORAH A. THOMAS
                                             -----------------------------------
                                          Name:   Deborah A. Thomas
                                               ---------------------------------
                                          Title:  Vice President
                                                --------------------------------


                                          SILICON VALLEY BANK

                                          By:     /s/ MIKE DRAEKEN
                                             -----------------------------------
                                          Name:   Mike Draeken
                                               ---------------------------------
                                          Title:  Assistant Vice President
                                                --------------------------------